                                                                       Exhibit 1


                       THIRD AMENDMENT TO LOAN INSTRUMENTS

         This Third Amendment to Loan Instruments (the "Third Amendment"), is made and entered into as of the 12th day of March, 1998, by and among (i) (a) PNC BANK, NATIONAL ASSOCIATION, a national banking association with an office and place of business in Louisville, Kentucky, successor in interest to PNC Bank, Kentucky, Inc. ("PNC"), (b) NATIONAL CITY BANK OF KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) SUNTRUST BANK, NASHVILLE, N.A., a national banking association with principal office and place of business in Nashville, Tennessee ("SunTrust"), (d) BANK ONE, KENTUCKY, NA, a national banking association with principal office and place of business in Louisville, Kentucky ("Bank One"), and (e) WACHOVIA BANK, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, National City, SunTrust, Bank One and Wachovia are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); (ii) PNC BANK, NATIONAL ASSOCIATION, a national banking association with an office and place of business in Louisville, Kentucky, successor in interest to PNC Bank, Kentucky, Inc., in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); and (iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on SCHEDULE 1 hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").

                              PRELIMINARY STATEMENT

         A. Res-Care and certain other Existing Borrowers (defined herein) obtained from PNC, National City, SunTrust and Bank One certain credit accommodations pursuant to a Loan Agreement dated as of December 23, 1996 (the "Old Loan Agreement") including the following: (i) a revolving line of credit in the principal amount of Sixty Five Million Dollars ($65,000,000) (the "Original Revolving Credit Facility"), (ii) a commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million Dollars ($10,000,000) and (iii) a swing revolving line of credit in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Original Swing Line Credit Facility").

         B. Res-Care and certain other Existing Borrowers, the Administrative Bank and the Banks amended the Old Loan Agreement pursuant to a First Amendment to Loan Instruments dated as of June 23, 1997 (the "First Amendment to Loan Instruments"), providing for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Million Dollars ($100,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (iii) the amendment of certain financial covenants and
(iv) the addition of the New Borrowers as parties to the Loan Instruments.

         C. Res-Care and certain other Existing Borrowers, the Administrative Bank and the Banks further amended the Old Loan Agreement pursuant to a Second Amendment to Loan

Instruments dated as of November 20, 1997 (the "Second Amendment to Loan Instruments"), providing for, among other things, (i) the consent of the Banks to the Borrowers' incurring of subordinated indebtedness, (ii) the amendment of certain financial covenants and (iii) the addition of the New Borrowers as parties to the Loan Instruments. The Old Loan Agreement, as amended by the First Amendment to Loan Instruments and the Second Amendment to Loan Instruments, is referred to as the "Loan Agreement." Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

         D. The Existing Borrowers wish to amend the Loan Agreement and the Loan Instruments to allow the Existing Borrowers to add certain New Borrowers and to make certain other amendments. The Banks are agreeable to such amendments, upon satisfaction of the terms and conditions set forth herein.

         Now, therefore, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         I.       AMENDMENTS TO LOAN AGREEMENT

                  A. SECTION 1 - DEFINITIONS AND CROSS REFERENCE. The following definitions and provisions of Section 1 of the Loan Agreement are hereby amended and restated and/or added as follows:

                           1.121 "Existing Borrowers" means any and all
                  Borrowers party to the Loan Agreement as of November 20, 1997, but does not currently include the entities listed on SCHEDULE
                  1.122 attached to the Second Amendment or SCHEDULE 1.122 attached to the Third Amendment.

                           1.122 "New Borrowers" means certain Subsidiaries
                  created or acquired since November 20, 1997, specifically identified as all of the entities on SCHEDULE 1A hereto.

                           1.126 "Third Amendment" means the Third Amendment to
                  Loan Instruments made and entered into as of March 12, 1998, by and among the Banks, the Administrative Bank and the Borrowers.

                           1.127 "Third Amendment Closing Date" means the date
                  on which the Third Amendment to Loan Instruments has been executed and delivered by the parties thereto, March 12, 1998.

                           1.128 "Convertible Subordinated Notes means the
                  convertible subordinated notes issued by Res-Care in favor of certain former shareholders of Normal Life,

                  Inc. ("Normal Life") in connection with the acquisition of Normal Life stock, in the aggregate amount not exceeding $22,000,000."


                  B.       SECTION 8 - NEGATIVE COVENANTS.
                           -------------------------------

                  (1) Section 8.2 of the Loan Agreement is hereby amended and restated as follows:

                           "8.2 INDEBTEDNESS, ETC. The Borrowers will not,
                  without the prior written consent of the Majority Banks, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Indebtedness other than:

                           (i) The Revolving Credit Facility;

                           (ii) The Swing Line Credit Facility;

                           (iii) The Equipment Leases in the aggregate amount
                  not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000);

                           (iv) Current liabilities of the Borrowers (other than
                  for borrowed money) incurred in the ordinary course of their businesses and in accordance with customary trade practices;

                           (v) (A ) Promissory notes or other evidence of
                  indebtedness issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination, or (B) purchase money indebtedness incurred or assumed by the Borrowers in connection with acquisition of tangible and intangible personal and real property acquired other than in connection with a Permitted Business Combination, to the extent that such tangible and intangible personal and real property are to be used by the Borrowers in businesses permitted under Section
                  8.5 hereof; PROVIDED THAT the aggregate amount of indebtedness described in (B) of this Section 8.2(vi) shall not exceed Five Million Dollars ($5,000,000); and PROVIDED FURTHER that the aggregate amount of indebtedness described in (A) AND (B) of this Section 8.2(vi) shall not exceed Fifteen Million Dollars ($15,000,000);

                           (vi) The advances, loans and guarantees permitted
                  under Section 8.12 hereof; and

                           (vii) Convertible Subordinated Notes that meet all of
                  the following criteria:

                           (a) The principal amount of such Convertible
                           Subordinated Notes may not exceed $115,000,000; and

                           (b) Neither the Convertible Subordinated Notes nor the Indenture may be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank; and

                           (viii) the Convertible Subordinated Notes (Normal
                           Life) that meet the following criteria:

                           (a) The principal amount of such Convertible
                           Subordinated Notes (Normal Life) may not, in the aggregate, exceed $22,000,000; and

                           (b) The Convertible Subordinated Notes (Normal Life) may not be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank."

                  (3) Section 8.11 PERMITTED BUSINESS COMBINATIONS. Section 8.11 is hereby amended by amending and restating clauses (iv) and (v) thereof as follows:

                  "(iv) the Business Combination Consideration associated with the proposed Business Combination plus the aggregate Business Combination Consideration associated with Permitted Business Combinations that have been completed in the current Fiscal Year does not exceed Fifty Million Dollars ($50,000,000); provided, however, that the Business Combination Consideration associated with the acquisition of Normal Life and subsidiaries shall be excluded in calculating aggregate Business Combination Consideration for the foregoing limitation;

                  (v) the Business Combination Consideration associated with the proposed Business Combination does not exceed Ten Million Dollars ($10,000,000)(except for the acquisition of certain interests by RCP and RSCRP to occur on or after the Closing Date as contemplated in the Exchange Agreement dated December 9, 1996, and except for the acquisition of the stock of Normal Life by Res-Care);"

                  (4) Section 8.12 LOANS, ADVANCES AND GUARANTIES BY BORROWERS.
         Section 8.12 is hereby amended by adding a sentence at the end of such section as follows:

                  "Notwithstanding the foregoing, the Borrowers may, without violating the provisions of Section 8.12, (i) deliver a guaranty in favor of Bank One, Kentucky, NA in the maximum principal amount of $2,861,000 with respect to reimbursement obligations of Normal Life and its subsidiaries in favor of Bank One, Kentucky, NA for letters of credit issued by it (the "Bank One Guaranty"), and (ii) deliver a guaranty in favor of Charles W. Hames and Robbie Lesa Hames with respect to obligations of RF Holdings, LLC in the maximum principal amount of $1,500,000 (the "Hames Guaranty"). Neither the Bank One Guaranty nor the Hames Guaranty shall be considered "Indebtedness" for purposes of calculating "Indebtedness" for use in connection with Pricing Levels and financial covenants herein.

                  C. SCHEDULE 1 - LIST OF BORROWERS OTHER THAN RES-CARE.
SCHEDULE 1 to the Loan Agreement is hereby amended and replaced in its entirety by SCHEDULE 1 attached to this Third Amendment

                  D. SCHEDULE 1A - LIST OF NEW BORROWERS. SCHEDULE 1A containing a list of New Borrowers as of the Third Amendment Closing Date, is hereby added to the Loan Agreement by Schedule 1A attached to this Third Amendment.

                  E. SCHEDULE 1.122 - LIST OF CERTAIN ENTITIES WHICH CURRENTLY ARE NOT INCLUDED IN DEFINITION OF BORROWERS OR NEW BORROWERS. SCHEDULE 1.122 is hereby amended and replaced in its entirety by Schedule 1.122 attached hereto.

                  F. SCHEDULE 6.13 - CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.
SCHEDULE 6.13 is hereby amended and restated in its entirety by Schedule 6.13 attached hereto.

                  G. RATIFICATION. The Loan Agreement, as amended by this Third Amendment, remains in full force and effect and the Borrower reaffirms and ratifies its obligations under the Loan Agreement, as amended by this Third Amendment.

         II.      STOCK PLEDGE AGREEMENT

                  A. EXHIBIT A TO STOCK PLEDGE AGREEMENT. Exhibit A to the Stock Pledge Agreement is amended and restated in its entirety by Exhibit A to this Third Amendment.

                  B. DELIVERY OF STOCK CERTIFICATES TO ADMINISTRATIVE BANK. Res-Care covenants to deliver or to cause to be delivered the pledged share certificates identified in Section 3 of the Closing Index to the Administrative Bank on the Third Amendment Closing Date.

                  C. RATIFICATION. The Stock Pledge Agreement, as amended by this Third Amendment, remains in full force and effect and Res-Care reaffirms and ratifies its obligations under the Stock Pledge Agreement, as amended by this Third Amendment.

         III.     AMENDMENT AND RATIFICATION OF SECURITY AGREEMENTS

                  Each of the Security Agreements remains in full force and effect and each Borrower reaffirms and ratifies its obligations under the Security Agreement to which it is a party. Each Borrower agrees that the Security Agreement to which it is a party shall continue to secure all indebtedness of the Borrower to the Banks evidenced by the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements for Letters of Credit and the Loan Agreement, all as they may be amended by this Third Amendment. Additionally, each of the New Borrowers, as of the date of the Third Amendment, shall have executed and delivered to the Administrative Bank a Security Agreement and UCC-1 financing statements in favor of the Banks, in form and substance satisfactory to the Banks.

         IV.      CLOSING CONDITIONS

         The establishment of the Revolving Credit Facility by the Banks in favor of the Borrowers, the obtaining of the Revolving Credit Loans and/or Letters of Credit by the Borrowers thereunder, the making of the Swing Line Loans by PNC to the Borrowers, all as amended by this Third Amendment, are subject to the satisfaction of all the following conditions (in addition to the conditions set forth in the Loan Agreement):

         A. CONDITIONS TO CLOSING OF THE THIRD AMENDMENT. The obligation of the Banks to make the Revolving Credit Loans to the Borrowers and to make the Swing Line Loans to the Borrowers are subject to the condition that, in addition to the satisfaction of the conditions precedent specified in Section 5.1 of the Loan Agreement, and with respect to the Swing Line Loan, the conditions precedent specified in Section 3.1D of the Loan Agreement, as of the Third Amendment Closing Date, the Banks shall have received the following from the Borrowers, dated the Third Amendment Closing Date or such other date as shall be acceptable to the Banks:

                           (1) This Third Amendment, duly executed and delivered
by the each of the Borrowers.

                           (2) Stock certificates evidencing all of the issued
and outstanding shares of the common stock of all New Borrowers identified on
SCHEDULE 1A, and executed blank stock powers appended thereto.

                           (3) Security Agreements, executed and delivered by
all New Borrowers identified on SCHEDULE 1A.

                           (4) UCC-1 financing statements appropriate for filing
in filing offices designated by the Administrative Bank, executed and delivered by all New Borrowers identified on SCHEDULE 1A.

                           (5) New Stock Pledge Agreements, executed and
delivered by Alternative Youth Services, Inc., Community Alternatives of Missouri, Inc. and Normal Life, Inc.

                           (6) A Certificate of the Secretary or Assistant
Secretary of Res-Care certifying as to the authenticity, completeness and accuracy of, and attaching copies of any amendments to the Articles of Incorporation or Bylaws since November 20, 1997, and Resolutions of the Board of Directors of Res-Care authorizing such Borrower's execution, delivery and performance of the Third Amendment and any other Loan Instruments to which such Borrower is a party, and certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Instruments to which the Borrower is a party, on behalf of such Borrower.

                           (7) A Certificate of the Secretary or Assistant
Secretary of each New Borrower certifying as to the authenticity, completeness and accuracy of, and attaching copies of their respective Certificates of Incorporation and Bylaws, together with any amendments thereto, and Resolutions of the Board of Directors of each New Borrower authorizing such New Borrower's execution, delivery and performance of the Third Amendment and any other Loan Instruments to which such New Borrower is a party, and certifying the names and true signatures of the officers of such New Borrower authorized to execute and deliver the Loan Instruments to which the New Borrower is a party, on behalf of such New Borrower.

                           (8) An opinion from counsel to the Borrowers, in form
and substance satisfactory to the Banks, giving substantially the same opinions as were given in connection with the execution and delivery of the Loan Agreement dated as of June 23, 1997, but to be given with respect to the execution and delivery of this Third Amendment.

                           (9) Such other documents as the Administrative Bank
may reasonably request.

         V.       REPRESENTATIONS AND WARRANTIES

                           A. REPRESENTATIONS AND WARRANTIES OF BORROWER AND
CONSOLIDATED SUBSIDIARIES. To induce the Banks to enter into this Third Amendment, the Borrowers represent and warrant to the Banks as follows:

                           (1) Each Borrower has full power, authority, and
capacity to enter into this Third Amendment, and this Third Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against each in accordance with its terms.

                           (2) No Event of Default under the Loan Agreement or
any of the other Loan Instruments has occurred which continues unwaived by the Banks, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

                           (3) The person executing this Third Amendment on
behalf of each Borrower is duly authorized to do so. Each such person has been duly authorized pursuant to resolutions of the Borrowers approved by the directors of the Borrowers to execute and deliver minor amendments to the Loan Instruments of the sort set forth in this Third Amendment without the necessity of further action by the respective boards of directors.

                           (4) The representations and warranties made by each
Borrower in all of the Loan Instruments are hereby remade and restated as of the date hereof.

                           (5) There are no material actions, suits, legal,
equitable, arbitration or administrative proceedings pending or threatened against any Borrower, the adverse determination of which could have a material adverse effect on the Loan Instruments, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Instruments.

         IN WITNESS WHEREOF, the Borrowers, the Banks and the Administrative Bank have each caused this Third Amendment to be duly executed as of the date and year first hereinabove written.

                                          PNC BANK, NATIONAL ASSOCIATION
                                          successor in interest to
                                          PNC Bank, Kentucky, Inc.
                                          (the "Administrative Bank")


                                          --------------------------------------
                                          By: Ben Willingham, Vice President


                                          PNC BANK, NATIONAL ASSOCIATION
                                          successor in interest to
                                          PNC Bank, Kentucky, Inc.
                                          ("PNC")


                                          --------------------------------------
                                          By: Ben Willingham, Vice President

                                          NATIONAL CITY BANK OF
                                          KENTUCKY
                                          ("National City")


                                          --------------------------------------
                                          By:  Deroy Scott, Vice President


                                          SUNTRUST BANK, NASHVILLE, N.A.
                                          ("SunTrust")


                                          --------------------------------------
                                          Karen Cole Ahern, Group Vice President


                                          BANK ONE, KENTUCKY, NA
                                          ("Bank One")


                                          --------------------------------------
                                          Todd D. Munson, Senior Vice President


                                          WACHOVIA BANK, N.A.
                                          ("Wachovia")


                                          --------------------------------------

                                          By:

                                          RES-CARE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          COMMUNITY ALTERNATIVES INDIANA,
                                          INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          COMMUNITY ALTERNATIVES
                                          NEBRASKA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          COMMUNITY ADVANTAGE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          TEXAS HOME MANAGEMENT, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          CAPITAL TX INVESTMENTS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          THM HOMES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RSCR TEXAS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE NEW MEXICO, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE OHIO, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          COMMUNITY ALTERNATIVES OF
                                          TEXAS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          CATX PROPERTIES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          RES-CARE CALIFORNIA, INC., d/b/a
                                          RCCA Services
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE FLORIDA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          RSCR CALIFORNIA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE KANSAS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE ILLINOIS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE OKLAHOMA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          RES-CARE TENNESSEE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE TRAINING
                                          TECHNOLOGIES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          YOUTHTRACK, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE PREMIER, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE NEW JERSEY, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          COMMUNITY ALTERNATIVES
                                          KENTUCKY, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          ALTERNATIVE YOUTH SERVICES,  INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          COMMUNITY ALTERNATIVES
                                          VIRGINIA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RSCR WEST VIRGINIA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          COMMUNITY ALTERNATIVES
                                          MISSOURI, INC. f/k/a RAIMENT, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE AVIATION, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          COMMUNICATIONS NETWORK
                                          CONSULTANTS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          THE ACADEMY FOR INDIVIDUAL
                                          EXCELLENCE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          RES-CARE OTHER OPTIONS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          SOUTHERN HOME CARE SERVICES, INC.
                                          d/b/a Eldercare
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          GENERAL HEALTH CORPORATION
                                            d/b/a Arizona Youth Associates, Inc.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          BALD-EAGLE ENTERPRISES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          BRINKLEY GROUP HOMES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          CREATIVE NETWORKS, LLC.
                                          (a "Borrower")

                                          --------------------------------------
                                          By:  Authorized Person


                                          NORMAL LIFE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF SOUTHERN
                                          INDIANA, INC. (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF CENTRAL
                                          INDIANA, INC. (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF LOUISIANA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF LAFAYETTE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF LAKE CHARLES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          NORMAL LIFE OF FLORIDA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF KENTUCKY, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF NORTH TEXAS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF NEW MEXICO, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF TENNESSEE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          CAREERS IN PROGRESS, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          NORMAL LIFE FAMILY SERVICES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF INDIANA
                                          a general partnership
                                          By:      NORMAL LIFE OF SOUTHERN
                                                   INDIANA, INC.
                                                   one of its General Partners
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer


                                          NORMAL LIFE OF CALIFORNIA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          NORMAL LIFE OF GEORGIA, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          NORMAL LIFE  MANAGEMENT, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          NL DELAWARE, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          NORMAL LIFE OF OHIO, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          BOLIVAR DEVELOPMENT TRAINING
                                          CENTER, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          HYDESBURG ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          OAK WOOD SUITES OF BOLIVAR, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          WILLARD ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          BOLIVAR ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          SKYVIEW ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          RIVER BLUFF ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          MEADOW LANE ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          EBENEZER ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          HILLSIDE ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          PEBBLE CREEK ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          FORT MASON ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          SHA-REE ESTATES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          BAKER MANAGEMENT, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          MISSOURI PROGRESSIVE SERVICES, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          OAKVIEW ESTATES OF BOLIVAR, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          UPWARD BOUND, INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                          INDIVIDUALIZED SUPPORTED LIVING,
                                          INC.
                                          (a "Borrower")


                                          --------------------------------------
                                          By:  Authorized Officer

                                   SCHEDULE 1

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

         1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

         2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

         3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

         4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

         5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

         6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

         7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

         8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

         9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

         10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAT").

         11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

         12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

         13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").

         14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

         15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

         16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

         17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

         18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCT").

         19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

         20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

         21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

         22 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

         23 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

         24 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

         25 COMMUNITY ALTERNATIVES VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

         26 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

         27 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

         28 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

         29 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

         30 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

         31 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("ROO").

The following entities are all New Borrowers as of the Third Amendment Closing
Date:

         32 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

         33. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

         34. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE").

         35. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH").

         36. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

         37. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

         38. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

         39. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

         40. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

         41. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

         42. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

         43. NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

         44. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

         45. NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

         46. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

         47. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

         48. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

         49. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

         50. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

         51. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

         52. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

         53. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

         54. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

         55. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

         56. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

         57. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         58. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

         59. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

         60. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

         61. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

         62. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

         63. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

         64. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

         65. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         66. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

         67. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

         68. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

         69. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").

         70. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

         71. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

         72. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

         73. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

                                  SCHEDULE 1. A
                              LIST OF NEW BORROWERS

         1. SOUTHERN HOME CARE SERVICES, INC., d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

         2. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

         3. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE").
 .
         4. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH").

         5. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

         6. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

         7. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

         8. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

         9. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

         10. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

         11. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

         12. NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

         13. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

         14. NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

         15. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

         16. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

         17. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

         18. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

         19. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

         20. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

         21. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

         22. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

         23. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

         24. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

         25 . BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

         26. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         27. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

         28. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

         29. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

         30. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

         31. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

         32. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

         33. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

         34. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         35. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

         36. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

         37. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

         38. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").

         39. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

         40. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

         42. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

         43. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

                                  SCHEDULE 1.32

                    CONTINGENT OBLIGATIONS OF RES-CARE, INC.

                        SCHEDULE 1.122 TO FIRST AMENDMENT

              Certain Entities which Currently are not Included in Definition of "Existing Borrowers" or "New Borrowers"

Biscayne Bay Transitional Living Center Limited Partnership

Community Alternatives Illinois, Inc.

Premier Rehabilitation Centers of Florida, Inc.

Alternative Choices, Inc.

         Refraining from including those entities within the definition of "New Borrowers", "Existing Borrowers" or "Borrowers" does not prevent the Banks from later exercising any rights under the Loan Instruments to require them to become Borrowers.

                                  SCHEDULE 6.7

                                  INDEBTEDNESS

                                  SCHEDULE 6.13

                   CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.


1.       COMMUNITY ALTERNATIVES INDIANA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Fort Wayne, Indiana; Angola, Indiana;
                  Sullivan, Indiana; Greencastle, Indiana.
         Qualified to do business in: Indiana
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

2.       COMMUNITY ALTERNATIVES NEBRASKA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Lincoln, Nebraska
         Qualified to do business in: Nebraska
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

3.       COMMUNITY ADVANTAGE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Longmont, Brighton, Grieley Colorado. Qualified to do business in: Colorado
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

4.       TEXAS HOME MANAGEMENT, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: various in Texas (59 group homes)
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

5.       CAPITAL TX INVESTMENTS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: owns property in various Texas locations -
          Bexar, Tarrant, Angelina, Travis, Caldwell, Harris, Nacogdoches, Anderson, Parker, Gonzalez, Plano Counties
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

6.       THM HOMES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: owns property in various Texas locations:
          Lubbock, Bexar, Williamson, Taylor, Tarrant, Anderson Counties Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

7.       RSCR TEXAS, INC., F/K/A THM PROPERTIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Canton, Austin, San Antonio, Dallas-Ft. Worth, TX
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

8.       RES-CARE NEW MEXICO, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Albuquerque, Rosewell, Clovis, Santa Fe,
         New Mexico Qualified to do business in: New Mexico
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

9.       RES-CARE OHIO INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Fairfield, Williamsburg, Hamilton,
          Middletown, Cincinnati area, Xenia, Menton, Lake County, Ohio Qualified to do business in: Ohio
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

10.      COMMUNITY ALTERNATIVES OF TEXAS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified Locations of operations: Wichita Co., Tarrant Co., Texas Qualified to do business in: Texas Any name, other than name of Corporation, used for conducting business in the last five (5) years:

11.      CATX PROPERTIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: owns property in various Texas locations -
          Wichita and Tarrant Counties
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

12.      RES-CARE CALIFORNIA, INC. D/B/A RCCA SERVICES
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Stanislaus, San Mateo, Sutter, Nevada,
          Placer, Santa Clara County, CA
         Qualified to do business in: California
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

13.      RES-CARE FLORIDA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: none
         Qualified to do business in: Florida
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

14.      RSCR CALIFORNIA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified Locations of operations: Los Angeles and Orange Counties Qualified to do business in: California Any name, other than name of Corporation, used for conducting business in the last five (5) years:

15.      RES-CARE KANSAS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Sherman, Neosho, Stafford & Cowley, Kansas Qualified to do business in: Kansas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

16.      RES-CARE ILLINOIS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Jackson and Vermilion Counties, Illinois Qualified to do business in: Illinois
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

17.      RES-CARE OKLAHOMA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Tulsa, Oklahoma City, Oklahoma
         Qualified to do business in: Oklahoma
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

18.      RES-CARE TENNESSEE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Nashville, TN
         Qualified to do business in: Tennessee
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

19.      RES-CARE TRAINING TECHNOLOGIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Location of registered agent in Kentucky: Louisville
         Locations of operations:  Louisville
         Qualified to do business in: Kentucky only
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

20.      YOUTHTRACK, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Littleton, Colorado
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: Arapahoe, Denver, Mesa, El Paso, Jefferson Counties, Colorado
         Qualified to do business in: Colorado, Kentucky and Puerto Rico
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

21.      RES-CARE PREMIER, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None
         Qualified to do business in: Massachusetts
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

22.      RES-CARE NEW JERSEY, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None yet
         Qualified to do business in: New Jersey
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

23.      COMMUNITY ALTERNATIVES KENTUCKY, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: None yet
         Qualified to do business in: No other states
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

24.      ALTERNATIVE YOUTH SERVICES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: None yet
         Qualified to do business in: Georgia, Ohio and Tennessee
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

25.      COMMUNITY ALTERNATIVES VIRGINIA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None yet
         Qualified to do business in: Virginia
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

26.      RSCR WEST VIRGINIA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: West Virginia
         Qualified to do business in: West Virginia
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

27.      COMMUNITY ALTERNATIVES MISSOURI, INC. F/K/A RAIMENT, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Missouri
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Raiment, Inc.

28.      RES-CARE AVIATION, INC.

         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A
         Locations of operations: Kentucky
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

29.      COMMUNICATIONS NETWORK CONSULTANTS, INC.
         State of incorporation: Rhode Island
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A
         Locations of operations: North Carolina
         Qualified to do business in: North Carolina
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

30.      THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: Kentucky
         Qualified to do business in: No other state
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

31.      RES-CARE OTHER OPTIONS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Pennsylvania, North Carolina, Oregon Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:


THE FOLLOWING ARE NEW BORROWERS JOINING IN THE LOAN DOCUMENTS EFFECTIVE WITH THE THIRD AMENDMENT TO LOAN DOCUMENTS.

32.      SOUTHERN HOME CARE SERVICES, INC., D/B/A ELDERCARE
         State of incorporation: Georgia
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Georgia, South Carolina
         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:    (i) Kentucky Secretary of State, (ii) Georgia
         Secretary of State, (iii) South Carolina Secretary of State

33. GENERAL HEALTH CORPORATION, D/B/A ARIZONA YOUTH ASSOCIATES, INC. State of incorporation: Arizona
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Arizona
         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:   (i) Kentucky Secretary of State, (ii) Arizona
         Secretary of State

34.      BALD EAGLE ENTERPRISES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State

35.      BRINKLEY GROUP HOMES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State

36.      CREATIVE NETWORKS, LLC
         State of formation: Arizona
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Arizona
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:   (i) Kentucky Secretary of State, (ii) Arizona
         Secretary of State

37.      NORMAL LIFE, INC.
         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation
         Locations of operations:
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:    (i) Jefferson County, Kentucky

38.      NORMAL LIFE OF SOUTHERN INDIANA, INC.
         State of incorporation: Indiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Vanderburgh County, Indiana
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Indiana Secretary of State, (iii) Vanderburgh County, Indiana

39.      NORMAL LIFE OF CENTRAL INDIANA, INC.
         State of incorporation: Indiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Vigo County, Indiana, Hamilton County, Indiana Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Indiana Secretary of State, (iii) Vigo County, Indiana,
         (iv) Hamilton County, Indiana

40.      NORMAL LIFE OF LOUISIANA, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Jefferson Parish, Louisiana Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Jefferson Parish, Louisiana

41.      NORMAL LIFE OF LAFAYETTE, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Lafayette Parish, Louisiana Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Lafayette Parish, Louisiana

42.      NORMAL LIFE OF LAKE CHARLES, INC.

         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Calcasieu Parish, Louisiana
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Calcasieu Parish, Louisiana

43.      NORMAL LIFE OF FLORIDA, INC.
         State of incorporation: Florida
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Pinellas County, Florida, Hillsborough County, Florida Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Florida Secretary of State, (iii) Pinellas County, Florida,
         (iv) Hillsborough County, Florida

44.      NORMAL LIFE OF KENTUCKY, INC.
         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation Locations of operations:
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Jefferson County, Kentucky

45.      NORMAL LIFE OF NORTH TEXAS, INC.
         State of incorporation: Texas
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: ________ County, Texas
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Texas Secretary of State

46.      NORMAL LIFE OF NEW MEXICO, INC.
         State of incorporation: New Mexico
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: ________ County, New Mexico

         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) New Mexico Secretary of State

47.      NORMAL LIFE OF TENNESSEE, INC.
         State of incorporation: Tennessee
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: ________ County, Tennessee
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Tennessee Secretary of State

48.      CAREERS IN PROGRESS, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Jefferson Parish, Louisiana
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Jefferson Parish, Louisiana

49.      NORMAL LIFE FAMILY SERVICES, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Jefferson Parish, Louisiana
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Jefferson Parish, Louisiana

50.      NORMAL LIFE OF INDIANA, a general partnership
         State of formation: Indiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: (i) Vanderburgh County, Indiana,
         (ii) Vigo County, Indiana and (iii) Hamilton County, Indiana Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:         (i) Kentucky Secretary of State,
         (ii) Indiana Secretary of State, (iii) Vanderburgh County, Indiana,
         (iv) Vigo County, Indiana and (v) Hamilton County, Indiana

51.      NORMAL LIFE OF CALIFORNIA, INC.
         State of incorporation: California
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: ________ County, California
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) California Secretary of State

52.      NORMAL LIFE OF GEORGIA, INC.
         State of incorporation: Georgia
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Fulton County, Georgia Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Georgia Secretary of State, (iii) Fulton County, Georgia

53.      NORMAL LIFE MANAGEMENT, INC.
         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation
         Locations of operations:
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Jefferson County, Kentucky

54.      NL OF DELAWARE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:

         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Delaware Secretary of State

55.      NORMAL LIFE OF OHIO, INC.
         State of incorporation: Ohio
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified
         Locations of operations: Cuyahoga County, Ohio
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations:        (i) Kentucky Secretary of State,
         (ii) Ohio Secretary of State, (iii) Cuyahoga County, Ohio

56.      BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

57.      HYDESBURG ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Marion County, Missouri

58.      OAKWOOD SUITES OF BOLIVAR, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Marion County, Missouri

59.      WILLARD ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Greene County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Greene County, Missouri

60.      BOLIVAR ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

61.      SKYVIEW ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Marion County, Missouri

62.      RIVER BLUFF ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

63.      MEADOW LANE ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Adair County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Adair County, Missouri

64.      EBENEZER ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Greene County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Greene County, Missouri


65.      HILLSIDE ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

66.      PEBBLE CREEK ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; (iii) Clerk of Polk County, Missouri

67.      FORT MASON ESTATES, INC.

         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Ralls County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Ralls County, Missouri

68.      SHA-REE ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

69.      BAKER MANAGEMENT, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

70.      MISSOURI PROGRESSIVE SERVICES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

71.      OAKVIEW ESTATES OF BOLIVAR, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Marion County, Missouri

72.      UPWARD BOUND, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Marion and Polk County, Missouri Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Marion County, Missouri

73.      INDIVIDUALIZED SUPPORTED LIVING, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Marion, Adair, Polk & Greene County, Missouri Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; (iii) Clerk of Marion County


THE FOLLOWING ARE CONSOLIDATED SUBSIDIARIES THAT ARE NOT BORROWERS.

1.       Biscayne Bay Transitional Living Center Limited Partnership

2.       Community Alternatives Illinois, Inc.

3.       Premier Rehabilitation Centers of Florida, Inc.

4.       Alternative Choices, Inc.

                                    EXHIBIT A

                                    Exhibit A
                            to Stock Pledge Agreement
                             between Res-Care, Inc.
                                       and
                         PNC Bank, National Association,
                             as Administrative Bank
                             ----------------------

I.       PLEDGED SHARES ALREADY DELIVERED TO ADMINISTRATIVE BANK


                                                                                     Number
                                                               Certificate             of
                 Consolidated Subsidiary                         Number              Shares             Owned By
                 -----------------------                         ------              ------             --------

Community Alternatives Indiana, Inc.                               1                 1,000        Res-Care, Inc.

Community Alternatives Nebraska, Inc.                              1                 1,000        Res-Care, Inc.

Community Advantage, Inc.                                          1                 1,000        Res-Care, Inc.

Texas Home Management, Inc.                                        1                 1,000        Res-Care, Inc.

Capital TX Investments, Inc.                                       1                 1,000        Res-Care, Inc.

THM Homes, Inc.                                                    1                 1,000        Res-Care, Inc.

Res-Care New Mexico, Inc.                                          1                 1,000        Res-Care, Inc.

Res-Care Ohio, Inc.                                                1                 1,000        Res-Care, Inc.

Community Alternatives of Texas, Inc.                              1                 1,000        Res-Care, Inc.

CATX Properties, Inc.                                              1                 1,000        Res-Care, Inc.

Res-Care California, Inc.                                          1                 1,000        Res-Care, Inc.

Res-Care Florida, Inc.                                             1                 1,000        Res-Care, Inc.

RSCR California, Inc.                                              1                 1,000        Res-Care, Inc.

Res-Care Kansas, Inc.                                              1                 1,000        Res-Care, Inc.

Res-Care Illinois, Inc.                                            1                 1,000        Res-Care, Inc.

RSCR Texas, Inc.                                                   1                 1,000        Res-Care, Inc.

Res-Care Oklahoma, Inc.                                            1                 1,000        Res-Care, Inc.

Res-Care Tennessee, Inc.                                           1                 1,000        Res-Care, Inc.


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



Res-Care Training Technologies, Inc.                               1                 1,000        Res-Care, Inc.

Youthtrack, Inc.                                                   1                   800        Res-Care, Inc.

Res-Care Premier, Inc.                                             1                 1,000        Res-Care, Inc.

Res-Care New Jersey, Inc.                                          1                 1,000        Res-Care, Inc.

Community Alternatives Kentucky, Inc.                              1                 1,000        Res-Care, Inc.

Alternative Youth Services, Inc.                                   1                 1,000        Res-Care, Inc.

Community Alternatives Virginia, Inc.                              1                 1,000        Res-Care, Inc.

RSCR West Virginia, Inc.                                           1                 1,000        Res-Care, Inc.

Community Alternatives Missouri, Inc. f/k/a                        1                   500        Res-Care, Inc.

Raiment, Inc.

Res-Care Aviation, Inc.                                            1                 1,000        Res-Care, Inc.

Communication Network Consultants, Inc.                            1                   100        Res-Care, Inc.


II. PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AT SECOND AMENDMENT CLOSING
DATE

The Academy for Individual Excellence, Inc.                        1                 1,000        Res-Care, Inc.

Res-Care Other Options, Inc.                                       1                 1,000        Res-Care, Inc.


III.  PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AS OF THIRD AMENDMENT CLOSING DATE

Southern Home Care Services, Inc.                                    2               1,543        Res-Care, Inc.

Normal Life, Inc.                                                    97            906,833        Res-Care, Inc.




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